                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Paradise, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 PARADISE, INC.
                   1200 Dr. Martin Luther King, Jr. Boulevard
                            Plant City, Florida 33566

                   -------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 30, 2000


                   -------------------------------------------


TO THE SHAREHOLDERS OF PARADISE, INC.


         The Annual Meeting of Shareholders of Paradise, Inc. will be held at the principal office of the Company, 1200 Dr. Martin Luther King, Jr. Boulevard, Plant City, Florida 33566, on May 30, 2000, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

         1. To elect five directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         2. To ratify the reappointment of Bella, Hermida, Gillman, Hancock & Mueller as the Company's independent certified public accountants for 2000.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed May 1, 2000, at the close of business, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         A Proxy Statement and form of Proxy are enclosed.

         Shareholders are cordially invited to attend the meeting. Whether or not you expect to be present, please date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you are present at the meeting and desire to vote in person, you may revoke the Proxy.



                                      By order of the Board of Directors

                                      /s/ Eugene L. Weiner
                                      ----------------------------------
                                      Eugene L. Weiner, Secretary



Dated: May 3, 2000
       Plant City, Florida

                                 PARADISE, INC.


                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


         The Proxy enclosed with this statement is solicited by the Board of Directors of Paradise, Inc. (the "Company") for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on May 30, 2000, at 10:00 a.m., Eastern Daylight Time, at the principal offices of the Company at 1200 Dr. Martin Luther King, Jr. Boulevard, Plant City, Florida 33566 for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. All expenses incident to the solicitation of the Proxies will be borne by the Company.

         Shareholders executing Proxies may revoke them at any time prior to use, by written notice to the Secretary of the Company, by subsequently executing another Proxy or by specific personal action at the meeting. A Proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, shares covered by the Proxy will be voted in favor of the proposal to be acted upon and in the discretion of the Proxy holder upon such other matters as may properly come before such meeting or any adjournment thereof.

         A copy of the Annual Report for 1999 is enclosed.

            SHAREHOLDERS ENTITLED TO VOTE AND PRINCIPAL SHAREHOLDERS

         As of the close of business on May 1, 2000, the record date for determining the shareholders entitled to vote at the annual meeting, there were issued and outstanding and entitled to vote 519,170 shares of the Company's Common Stock (the only class of securities outstanding), each of which is entitled to one vote.

         The only persons who owned of record or were known by the Company to own beneficially on May 1, 2000, more than 5% of the outstanding shares of Common Stock of the Company were the following:


NAME AND ADDRESS                                       NUMBER OF                        PERCENT
OF BENEFICIAL OWNER                                  SHARES OWNED                      OF CLASS
-------------------                                  ------------                      --------
Melvin S. Gordon                                       189,952(1)                        36.5%
     2611 Bayshore Blvd.
     Tampa, Florida  33629

Michael J. Seaman                                       31,500                            6.1
     7861 Coco Bay Drive
     Naples, FL 34108 (2)

All Directors and Officers
     of the Company as a Group
     (5 in number)                                     223,969                           43.1%

--------
(1) Includes 129,060 owned by the Estate of Frank A. Weaner, control of which Mr. Gordon shares with his wife as Trustees.
(2) Based on information furnished on Schedule 13G

VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's By-laws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting are present in person or represented by proxy. Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.


                              ELECTION OF DIRECTORS


         The Company's Certificate of Incorporation provides that its Board of Directors shall consist of not less than three nor more than 13 directors. The By-laws provide that if the exact number of directors has not been determined by the shareholders, the number of directors may be fixed within the above limits by the Board of Directors. Management recommends that the exact number of directors not be determined by the shareholders, thus permitting the Board, if it deems advisable to do so, to increase the number of directors during the year and to fill the resulting vacancies. The Board of Directors presently does not plan to increase the number of directors and elect any directors in addition to the five nominees below.

         Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualify. Unless a Proxy instructs to the contrary, shares represented by the Proxy will be voted for the election as directors of the five nominees named below. Proxies held by management cannot be voted for more than five nominees. Management has no reason to believe that any nominee will be unavailable to serve, but if he is, shares represented by the Proxies will be voted for each substitute as management may recommend. The principal occupation and beneficial ownership of stock of the Company of the nominees, as reported by the nominees, are indicated in the table below. Unless otherwise stated in a footnote to the table, each nominee has sole voting and investment power or shared voting and investment power with his spouse in respect to all the shares beneficially owned.


                                                                                                   COMMON SHARES
                                                                                     SERVED        BENEFICIALLY
                                                                                       AS           OWNED AS OF
                                                                                    DIRECTOR        MAY 1, 2000
         NAME                           PRINCIPAL OCCUPATION             AGE         SINCE       NO. SHS.    % SHS.
         ----                           --------------------             ---        --------     --------    ------
Melvin S. Gordon(1)(2)               President, Chief                     66          1965       189,952      36.5
                                       Executive Officer

Eugene L. Weiner(2)(3)               Executive Vice President,            68          1967        19,300       3.7
                                       Secretary and Treasurer

Randy S. Gordon (4)                  Vice President                       44          1989         6,104       1.2

Tracy W. Schulis(4)                  Vice President                       43          1989         4,571        .9

Mark H. Gordon (4)                   Vice President                       37          1990         4,062        .8

--------
(1) Mr. Gordon has been employed by the Company since 1963.
(2) Messrs. Weiner and Gordon are members of the Company's Executive Committee.
(3) Mr. Weiner has been employed by the Company since November 1965.
(4) Messrs. Randy S. Gordon, Tracy W. Schulis and Mark H. Gordon have been employed by the Company for over ten years.

         Mr. Melvin S. Gordon is the father of Randy Gordon and Mark Gordon and father-in-law of Tracy Schulis. The directors serve without fees.

         During 1999, the Board of Directors held 6 meetings. All directors attended at least 75% of the meetings held.


                       REMUNERATION OF EXECUTIVE OFFICERS


         The aggregate remuneration paid by the Company and its subsidiary for the year ended December 31, 1999, to its chief executive officer and each of the five highest paid executive officers of the Company whose aggregate cash and cash equivalent form of remuneration exceeded $100,000 are as follows:

                           SUMMARY COMPENSATION TABLE


                                         ANNUAL COMPENSATION
         NAME AND                       ----------------------    BENEFITS UPON
    PRINCIPAL POSITION         YEAR     SALARY(1)(2)    BONUS    RETIREMENT(3)(4)
    ------------------         ----     ------------   -------   ----------------
Melvin S. Gordon               1999       $331,611     $79,000            (5)
   President and               1998        340,835      79,000
   Chief Exec. Officer         1997        348,906      75,000

Eugene L. Weiner,              1999       $296,401     $70,000            (6)
   Executive Vice President    1998        307,200      70,000
                               1997        317,202      67,000


Randy S. Gordon                1999       $163,909     $44,331        $65,025
   Vice President              1998        156,354      39,000
                               1997        135,460      34,000

Tracy W. Schulis               1999       $163,930     $44,331        $65,025
   Vice President              1998        156,354      39,000
                               1997        135,480      34,000

Mark H. Gordon                 1999       $163,325     $44,331        $65,025
   Vice President              1998        153,742      39,000
                               1997        117,529      34,000

(1) Includes personal use of Company automobiles.
(2) A deferred compensation plan for Messrs. Gordon and Weiner was approved by the Board of Directors during 1995 to be funded beginning in 1996. Funding continued until 1998, but was discontinued in 1999.
(3) These amounts are computed actuarially according to the Retirement Plan of the Company assuming certain facts as follows: (a) that the participant remains in the service of the Company until his normal retirement date at age 65; (b) that the participant's earnings increase 4.62% annually during the remainder of his service until retirement age subject to the maximum annual compensation limits established by law; and (c) that the plan be continued without substantial modification.
(4) As of the latest available actuarial valuation date.
(5) Received a "lump sum" distribution in 1999.
(6) Received a "lump sum" distribution in 1996

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


         The Certified Public Accounting firm of Bella, Hermida, Gillman, Hancock & Mueller, the Company's principal accountant for 1999, has been selected as the Company's principal accountant for 2000. A representative of that accounting firm will be present at the meeting with the opportunity to make a statement and respond to appropriate questions.


                                  VOTE REQUIRED


         A majority of the outstanding shares of stock will be necessary to constitute a quorum for the transaction of business at the meeting, and the election of directors and ratification of the appointment of Bella, Hermida, Gillman & Company as the Company's independent accountants will require a vote of a majority of the shares represented at the meeting.


                                  OTHER MATTERS


         The management has no information that any other matters will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy in accordance with their best judgment, discretionary authority to do so being included in the Proxy.


                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING


         In order to be included in the proxy materials for the 2001 Annual Meeting of Shareholders of the Company, shareholder proposals must be received by the Company not later than January 2, 2001.


                                                    PARADISE, INC.

                                                    /s/ Eugene L. Weiner
                                                    ---------------------------
                                                    Eugene L. Weiner, Secretary


May 3, 2000

                                 PARADISE, INC.

                   1200 DR. MARTIN LUTHER KING, JR. BOULEVARD
                              PLANT CITY, FL 33566

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Melvin S. Gordon and Eugene L. Weiner, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Paradise, Inc. held of record by the undersigned as of May 1, 2000 at the Annual Meeting of Shareholders to be held on May 30, 2000 or any adjournment thereof.

1. To elect five Directors to hold office until the next Annual Meeting of Shareholders.

    FOR all nominees listed below                               WITHHOLD AUTHORITY to vote for
    (except as marked to the contrary below) [ ]                all nominees listed below [ ]

Mark H. Gordon; Melvin S. Gordon; Randy S. Gordon; Tracy W. Schulis; Eugene L. Weiner

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------------------------------------------------------

2. Ratification of Reappointment of Bella, Hermida, Gillman & Company as the Company's independent accountants for 2000.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3. In their discretion, the holders of this Proxy are authorized to vote upon such other business as may properly come before the meeting.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

               (Continued, and to be signed on the reverse side)

                          (Continued from other side)

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator or trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  ------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Signature, if held jointly


                                                  Dated:                  , 2000
                                                        ------------------

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.